Saga Communications, Inc. Reports 3rd Quarter 2017 Results

Net Revenue of $30.3 Million

GROSSE POINTE FARMS, Mich., Nov. 7, 2017 /PRNewswire/ -- Saga Communications, Inc. (NYSE American: SGA) today reported net revenue increased 1.3% to $30.3 million for the three months ended September 30, 2017. Station operating expense was flat with the same period last year at $21.8 million and operating income was $5.5 million compared to $6.8 million for the same period last year with the reduction primarily due to a gain of $1.4 million recognized from the sale of one of the Company's towers in Norfolk, VA during the third quarter last year. Gross political revenue from radio for the quarter was $0.3 million compared to $0.5 million for the same period last year.

On a same station basis net revenue declined 1.1% to $29.6 million. Station operating expense was down 2.8% at $21.2 million and operating income was $5.4 million.

The Company's net revenue for the nine months ended September 30, 2017 was $86.7 million compared to $88.2 million for the same period last year. Station operating expense decreased to $64.5 million for the nine month period compared to $64.8 million last year and operating income was $13.4 million for the nine month period compared to $16.8 million last year. Gross political revenue from radio was $0.6 million for the nine month period this year compared to $1.9 million for the comparable period last year.

On a same station basis net revenue for the nine months was $85.8 million compared to $88.2 million for the same period last year. Station operating expense was $63.8 million and operating income was $13.2 million for the nine months ended September 30, 2017.

Net Income for the quarter was $33.4 million ($5.66 per fully diluted share) compared to $5.4 million ($0.92 per fully diluted share) for the same period last year and $39.9 million ($6.76 per fully diluted share) for the nine months ended September 30, 2017 compared to $13.2 million ($2.25 per fully diluted share) last year. During the quarter the Company realized a gain of $29.9 million net of tax on the sale of its television assets.

Capital expenditures were $1.4 million in the third quarter compared to $1.6 million for the same period last year. The Company expects to spend approximately $6.5 million for capital expenditures during 2017 including approximately $750 thousand relating to our recent acquisitions in Charleston and Hilton Head, SC.

On September 1, 2017 the Company closed on the sale of its television stations for approximately $66.6 million and on the purchase of radio stations in Charleston and Hilton Head, SC for approximately $23.0 million. At the end of the quarter the Company had approximately $81.0 million of cash on its balance sheet. As of this week we have approximately $72.0 million of cash with $25.0 million in outstanding debt. Approximately $22.0 million of our cash will be used to pay taxes later this year based on the gain on the sale of our television assets. In addition to taxes the Company intends to utilize the cash for prospective future acquisitions, regular quarterly cash dividends as declared by the Board of Directors, and to consider its use for special cash dividends and stock buybacks.

Saga's 2017 Third Quarter call will be on Tuesday, November 7, 2017 at 11:00 a.m. EST. The dial-in number for the call is (612) 234-9959. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on November 7, 2017 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station", "proforma", and discontinued operations information as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2016 and 2017 occurred as of January 1, 2016.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and consolidated net leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 75 FM and 33 AM radio stations and 64 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2017 and 2016
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Operating Results
Net operating revenue	$ 30,269	$ 29,878	$ 86,685	$ 88,208
Station operating expense	21,755	21,775	64,521	64,757
Corporate general and administrative	3,132	2,728	8,875	8,065
Other operating (income) expense, net	(127)	(1,393)	(69)	(1,388)
Operating income	5,509	6,768	13,358	16,774
Interest expense	254	187	691	548
Income from continuing operations, before tax	5,255	6,581	12,667	16,226
Income tax expense	2,290	2,678	5,280	6,665
Income from continuing operations, net of tax	2,965	3,903	7,387	9,561
Income from discontinued operations, net of tax	30,451	1,511	32,501	3,688
Net income	$ 33,416	$ 5,414	$ 39,888	$ 13,249

Basic Earnings per share:
From continuing operations	$ 0.50	$ 0.66	$ 1.25	$ 1.63
From discontinued operations	5.16	0.26	$ 5.51	$ 0.63
Basic earnings per share	$ 5.66	$ 0.92	$ 6.76	$ 2.26

Diluted Earnings per share:
From continuing operations	$ 0.50	$ 0.66	$ 1.25	$ 1.62
From discontinued operations	5.16	0.26	$ 5.51	$ 0.63
Diluted earnings per share	$ 5.66	$ 0.92	$ 6.76	$ 2.25

Weighted average common shares	5,807	5,755	5,800	5,753
Weighted average common and common
equivalent shares	5,807	5,764	5,804	5,762

Free Cash Flow
Net income	$ 33,416	$ 5,414	$ 39,888	$ 13,249
Plus: Depreciation and amortization:
Station	1,483	1,363	4,213	4,115
Corporate	71	69	214	207
Discontinued operations	-	370	445	1,023
Deferred tax provision	340	675	2,020	2,165
Non-cash compensation	629	536	1,761	1,594
Other operating expense from continuing operations	(127)	(1,393)	(69)	(1,388)
Other operating expense from discontinued operations	-	-	31	3
Gain on the disposal of discontinued operations, net of tax	(29,902)	-	(29,902)	-
Less: Capital expenditures from continuing operations	(1,410)	(1,463)	(4,725)	(3,432)
Capital expenditures from discontinued operations	(15)	(136)	(125)	(717)
Free cash flow	$ 4,485	$ 5,435	$ 13,751	$ 16,819

			September 30,
			2017	2016
Balance Sheet Data
Working capital			$ 56,294	$ 32,840
Net fixed assets			$ 56,345	$ 57,627
Net intangible assets and other assets			$ 117,947	$ 110,847
Total assets			$ 277,954	$ 216,631
Long-term debt including $10,287 of current portion of long term debt
at September 30, 2017.			$ 35,287	$ 36,365
Stockholders' equity			$ 171,555	$ 133,223

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Three and Nine Months Ended
September 30, 2017 and 2016
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017 (1)	2016	2017(1)	2016
Results of Discontinued Operations
Net operating revenue	$ 3,296	$ 6,241	$ 14,238	$ 17,094
Station operating expense	2,372	3,684	9,727	10,807
Other operating expense	-	-	31	3
Operating income	924	2,557	4,480	6,284
Interest expense	5	9	21	26
Income before income taxes	919	2,548	4,459	6,258
Pretax gain on the disposal of discontinued operations	50,842	-	50,842	-
Total pretax gain on discontinued operations	51,761	2,548	55,301	6,258
Income tax expense	21,310	1,037	22,800	2,570
Income from discontinued operations, net of tax	$ 30,451	$ 1,511	$ 32,501	$ 3,688

(1)	Results of operations for the Television stations are reflected through August 31, 2017. The effective date of the sale was September 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2017 and 2016
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2017	2016	2017	2016	2017	2016
Consolidated
Net operating revenue	$ 30,269	$ 29,878	$ 29,552	$ 29,878	$ 31,546	$ 31,888
Station operating expense	21,755	21,775	21,174	21,775	23,000	23,478
Corporate general and administrative	3,132	2,728	3,132	2,728	3,132	2,728
Other operating (income) expense, net	(127)	(1,393)	(127)	(1,393)	(127)	(1,393)
Operating income	5,509	6,768	5,373	6,768	5,541	7,075
Interest expense	254	187			254	187
Income from continuing operations, before tax	5,255	6,581			5,287	6,888
Income tax expense	2,290	2,678			2,430	2,804
Income from continuing operations, net of tax	2,965	3,903			2,857	4,084
Income from discontinued operations, net of tax	30,451	1,511			30,451	1,511
Net income	$ 33,416	$ 5,414			$ 33,308	$ 5,595

Basic Earnings per share:
From continuing operations	$ 0.50	$ 0.66			$ 0.47	$ 0.70
From discontinued operations	5.16	0.26			5.16	0.26
Basic earnings per share	$ 5.66	$ 0.92			$ 5.63	$ 0.96

Diluted Earnings per share:
From continuing operations	$ 0.50	$ 0.66			$ 0.47	$ 0.70
From discontinued operations	5.16	0.26			5.16	0.26
Diluted earnings per share	$ 5.66	$ 0.92			$ 5.63	$ 0.96

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2017	2016	2017	2016	2017	2016
Depreciation and amortization
by segment
Radio Stations	$ 1,483	$ 1,363	$ 1,397	$ 1,363	$ 1,647	$ 1,609
Discontinued Operations	-	370	-	-	-	-
Corporate and Other	71	69	71	69	71	69
	$ 1,554	$ 1,802	$ 1,468	$ 1,432	$ 1,718	$ 1,678

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2016 and 2017 occurred as of January 1, 2016.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2017 and 2016
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2017	2016	2017	2016	2017	2016
Consolidated
Net operating revenue	$ 86,685	$ 88,208	$ 85,811	$ 88,208	$ 92,187	$ 93,993
Station operating expense	64,521	64,757	63,825	64,757	69,325	69,874
Corporate general and administrative	8,875	8,065	8,875	8,065	8,875	8,065
Other operating (income) expense, net	(69)	(1,388)	(69)	(1,388)	(69)	(1,388)
Operating income	13,358	16,774	13,180	16,774	14,056	17,442
Interest expense	691	548			691	548
Income from continuing operations, before tax	12,667	16,226			13,365	16,894
Income tax expense	5,280	6,665			5,566	6,939
Income from continuing operations, net of tax	7,387	9,561			7,799	9,955
Income from discontinued operations, net of tax	32,501	3,688			32,501	3,688
Net income	$ 39,888	$ 13,249			$ 40,300	$ 13,643

Basic Earnings per share:
From continuing operations	$ 1.25	$ 1.63			$ 1.32	$ 1.70
From discontinued operations	5.51	0.63			5.51	0.63
Basic earnings per share	$ 6.76	$ 2.26			$ 6.83	$ 2.33

Diluted Earnings per share:
From continuing operations	$ 1.25	$ 1.62			$ 1.32	$ 1.70
From discontinued operations	5.51	0.63			5.51	0.63
Diluted earnings per share	$ 6.76	$ 2.25			$ 6.83	$ 2.33

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2017	2016	2017	2016	2017	2016
Depreciation and amortization
by segment
Radio Stations	$ 4,213	$ 4,115	$ 4,125	$ 4,115	$ 4,867	$ 4,851
Discontinued Operations	445	1,023	-	-	-	-
Corporate and Other	214	207	214	207	214	207
	$ 4,872	$ 5,345	$ 4,339	$ 4,322	$ 5,081	$ 5,058

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2016 and 2017 occurred as of January 1, 2016.

Saga Communications, Inc.
Selected Supplemental Financial Data
September 30, 2017
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:		Trailing
	12 Mos Ended	9 Mos Ended	9 Mos Ended	Add:	12 Mos Ended
	December 31,	September 30,	September 30,	Proforma	September 30,
	2016	2016	2017	Acquisitions	2017
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 18,186	$ 13,249	$ 39,888	$ 499	$ 45,324
Exclusions:
Gain (loss) on sale of assets from continuing operations	1,393	1,385	69	-	77
Gain (loss) on sale of assets from discontinued operations	-	-	(31)	-	(31)
Gain (loss) on sale of television stations	-	-	50,842	-	50,842
Other	298	236	332	-	394
	1,691	1,621	51,212		51,282
Total exclusions	1,691	1,621	51,212	-	51,282
Consolidated adjusted net income (1)	16,495	11,628	(11,324)	499	(5,958)
Plus: Interest expense	776	574	712	-	914
Income tax expense	12,500	9,235	28,080	346	31,691
Depreciation & amortization expense	7,263	5,345	4,872	890	7,680
Amortization of television syndicated programming contracts	628	467	418	-	579
Non-cash stock based compensation expense	2,101	1,594	1,761	-	2,268
Less: Cash television programming payments	(625)	(466)	(418)	-	(577)
Trailing twelve month consolidated EBITDA (1)	$ 39,138	$ 28,377	$ 24,101	$ 1,735	$ 36,597

Total long-term debt, including current maturities					$ 35,287
Divided by trailing twelve month consolidated EBITDA (1)					36,597
Leverage ratio					0.96

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three and Nine Months Ended
September 30, 2017 and 2016
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2017	Period	2017	2016	Period	2016
Consolidated
Net operating revenue	$ 30,269	$ (717)	$ 29,552	$ 29,878	$ -	$ 29,878
Station operating expense	21,755	(581)	21,174	21,775	-	21,775
Corporate general and administrative	3,132	-	3,132	2,728	-	2,728
Other operating (income) expense, net	(127)	-	(127)	(1,393)	-	(1,393)
Operating income	$ 5,509	$ (136)	$ 5,373	$ 6,768	$ -	$ 6,768

Depreciation and amortization	$ 1,554	$ (86)	$ 1,468	$ 1,802	$ (370)	$ 1,432

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2017	Period	2017	2016	Period	2016
Consolidated
Net operating revenue	$ 86,685	$ (874)	$ 85,811	$ 88,208	-	$ 88,208
Station operating expense	64,521	(696)	63,825	64,757	-	64,757
Corporate general and administrative	8,875	-	8,875	8,065	-	8,065
Other operating (income) expense	(69)	-	(69)	(1,388)	-	(1,388)
Operating income	$ 13,358	$ (178)	$ 13,180	$ 16,774	$ -	$ 16,774

Depreciation and amortization	$ 4,872	$ (533)	$ 4,339	$ 5,345	$ (1,023)	$ 4,322

CONTACT: Samuel D. Bush, 313-886-7070